Exhibit 10.40.1

FIRST AMENDMENT TO LEASE

THIS IS AN AMENDMENT (“Amendment”) made this 3rd day of March, 2008, between PAINTERS’ CROSSING THREE ASSOCIATES, L.P. (“Landlord”) and ENDO PHARMACEUTICALS INC. (“Tenant”).

WITNESSETH:

WHEREAS, the parties entered into the Lease Agreement dated January 19, 2007 (“Original Lease”) for approximately 48,600 +/- square feet of space known as Painters’ Crossing Three Building (“Demised Premises”), located at 300 Endo Boulevard, Painters’ Crossing Office Campus (“Campus”), Chadds Ford, Delaware County, Commonwealth of Pennsylvania; and

WHEREAS, the parties wish to confirm the Commencement Date of the Lease and, subject to the terms and conditions of the Lease and the terms and conditions set forth herein.

NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and covenants contained herein and intending to be legally bound hereby, agree as follows:

1. The “Commencement Date” of the Lease is hereby confirmed to be April 1, 2008.

2. The “Term” of the Lease shall be for ten (10) years beginning April 1, 2008 and ending March 31, 2018. Tenant has no options to purchase the Demised Premises and no option to renew the Lease.

3. Early Occupancy.

If the Demised Premises are ready for occupancy prior to the Commencement Date, Tenant may occupy the Demised Premises under the following terms and conditions:

        a. Rent shall not be due and payable until April 1, 2008 except Tenant shall assume all costs for utilities within and to the Demised Premises upon the date of Early Occupancy; and

        b. The first month’s rent shall be paid prior to occupancy; and

        c. All terms and provisions of the Lease shall be applicable to Tenant’s occupancy during the period prior to the Commencement Date specified in the Lease; and

        d. Landlord shall be in receipt of a signed First Amendment to Lease and a copy of Tenant’s insurance certificate for the Demised Premises.

IN WITNESS WHEREOF, the parties have hereunto duly executed this Amendment to the Lease the day and year first above written.

SEALED AND DELIVERED IN THE PRESENCE OF:

LANDLORD:

PAINTERS’ CROSSING THREE ASSOCIATES, L.P.
		By:	Henderson P.O.C. Three, LLC, General Partner

WITNESS:	/s/ John B. Condon	By:	/s/ Wilbur C. Henderson
Wilbur C. Henderson, Manager

TENANT:

ENDO PHARMACEUTICALS INC.

ATTEST:	/s/ Caroline B. Manogue	By:	/s/ Nancy J. Wysenski
	Name: Caroline B. Manogue		Nancy J. Wysenski
	Title: Executive Vice President		COO
Chief Legal Officer and Secretary